SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 19, 2004
                Date of Report (Date of earliest event reported)

                           SIRENZA MICRODEVICES, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                     000-30615                77-0073042
(State or other jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation)                  Number)           Identification Number)

                  303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021
          (Address of principal executive offices, including zip code)

                                 (303) 327-3030
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      See Item 7.01 below.

Item 7.01 Regulation FD Disclosure.

      On October 19, 2004, Sirenza Microdevices, Inc. ("Sirenza") issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004 (the "Press Release"). A copy of the Press Release is furnished as
Exhibit 99.1 to this report.

      The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits. Furnished pursuant to Items 2.02 and 7.01.

      99.1  Press release by Sirenza Microdevices, Inc. issued on October 19,
            2004.

Use of Non-GAAP Financial Information.

      The Press Release discloses certain financial measures (such as net income/loss and net income/loss per share calculated to exclude the effects of charges relating to amortization of deferred stock compensation, amortization of acquisition-related intangible assets, restructuring and/or relocation and related expenses) that are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Pursuant to the requirements of Regulation G, Sirenza has included in its Press Release a reconciliation of all non-GAAP financial measures disclosed in the Press Release to the most directly comparable GAAP financial measure. Sirenza will either provide an oral reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure during the teleconference call/webcast relating to the Press Release or post a reconciliation of such non-GAAP financial measure on Sirenza's website at www.sirenza.com prior to the telconference call/webcast.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SIRENZA MICRODEVICES, INC.

                                         By: /s/ Susan P. Krause
                                             -----------------------------------
                                             Susan P. Krause
                                             Vice President, General Counsel and
                                             Secretary

Date: October 19, 2004

                           SIRENZA MICRODEVICES, INC.

                            EXHIBIT INDEX TO FORM 8-K

Exhibit
Number                              Description
-------     --------------------------------------------------------------------

 99.1       Press release by Sirenza Microdevices, Inc. issued on October 19,
            2004.